                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section.240-14a-11(c) or Section.240-
     14a-12

[_]  Confidential, for Use of the Commission Only(as permitted by Rule
     14a-6(e)(2))

              Franklin Templeton Variable Insurance Products Trust
--------------------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box)

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11(1)

Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
 (2) Aggregate number of securities to which transaction applies

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:


(5)  Total fee paid:

[_]  Fee paid previously with preliminary material.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)   Amount Previously Paid:
2)   Form, Schedule or Registration Statement No.:
3)   Filing Party:
4)   Date Filed:

[LOGO]
FRANKLIN TEMPLETON
INVESTMENTS

             FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

         IMPORTANT INFORMATION FOR CONTRACT HOLDERS AND POLICYHOLDERS

                                                               January 10, 2002

   The Board of Trustees of Franklin Templeton Variable Insurance Products Trust (Trust) has called a special meeting of shareholders (Meeting) for February 7, 2002, at which shareholders of Franklin Global Communications Securities Fund (Fund) will be asked to vote on amending or eliminating certain of the Fund's fundamental investment restrictions.

   The Trustees of your Fund recommend that you vote in favor of these proposals.

   On the following pages, you will find a notice of the Meeting, a Proxy Statement discussing the proposals to be voted on at the Meeting, and a voting instruction card. A voting instruction card is, in essence, a ballot. When you complete your voting instruction card, it tells your insurance company how to vote its proxy on important issues relating to the portion of your account that is allocated to the Fund. If you complete and sign the voting instruction card, the shares attributable to your contract will be voted as you instruct. If you simply sign and return the voting instruction card, the shares will be voted for the proposals. If you do not return a voting instruction card at all the shares will be voted by your insurance company in the same proportion as shares for which instructions have been received from other variable annuity contract holders and variable life insurance policyholders.

   We urge you to spend a few minutes reviewing the proposals in the Proxy Statement, which are designed to benefit all shareholders by providing the Fund with greater flexibility in pursuing its investment goals. Your vote is important to the Trust. On behalf of the Board of Trustees, thank you in advance for considering these proposals and for promptly returning your voting instruction card.

   We welcome your comments. If you have any questions, call 1-800/321-8563.

                               Sincerely,

                               Charles E. Johnson
                               President

             FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
          ON BEHALF OF FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

                    NOTICE OF SPECIAL SHAREHOLDERS' MEETING
                        TO BE HELD ON FEBRUARY 7, 2002

   A special meeting of shareholders (Meeting) of Franklin Global
Communications Securities Fund (Fund), a series of Franklin Templeton Variable Insurance Products Trust (Trust), will be held at the Trust's office at One Franklin Parkway, San Mateo, CA 94403-1906, at 10:00 a.m. Pacific time, on February 7, 2002.

   During the Meeting, shareholders of the Fund will vote on the following Proposals and Sub-Proposals:

      1. To approve or disapprove changes in the following fundamental investment restrictions (includes six (6) Sub-Proposals) for the Fund:

          (a) To amend the Fund's fundamental investment restriction regarding diversification of investments;

          (b) To amend the Fund's fundamental investment restriction regarding borrowing;

          (c) To amend the Fund's fundamental investment restriction regarding lending;

          (d) To amend the Fund's fundamental investment restriction regarding underwriting;

          (e) To amend the Fund's fundamental investment restriction regarding issuing senior securities; and

          (f) To amend the Fund's fundamental investment restrictions regarding investments in real estate and commodities.

      2. To approve the elimination of certain of the Fund's fundamental investment restrictions, as described more fully in this Proxy Statement.

      3. To grant the proxyholders authority to vote upon any other business that may properly come before the Meeting or any adjournments thereof.

   The Board of Trustees has fixed December 28, 2001 as the record date for determination of shareholders entitled to vote at the Meeting.

   Please note that a separate vote is required for each Proposal or Sub-Proposal.

                               By Order of the Board of Trustees,

                               Murray L. Simpson
                               Secretary

San Mateo, California
January 10, 2002

 Please mark, sign, date and return your voting instruction card in the self-addressed envelope so you will be represented at the Meeting.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
  Proxy Statement.........................................................   3

  Questions and Answers...................................................   3

  Proposal 1: To Approve Amendments to Certain of the Fund's Fundamental
              Investment Restrictions (Includes Six (6) Sub-Proposals)....   6
                Sub-proposal 1a: Diversification of Investments...........   6
                Sub-proposal 1b: Borrowing................................   7
                Sub-proposal 1c: Lending..................................   8
                Sub-proposal 1d: Underwriting.............................   9
                Sub-proposal 1e: Issuing Senior Securities................  10
                Sub-proposal 1f: Real Estate and Commodities..............  11

  Proposal 2: To Approve the Elimination of Certain of the Fund's
              Fundamental Investment Restrictions.........................  12

  Proposal 3: Other Business..............................................  17
                Information about the Trust and the Fund..................  18
                Additional Information About Voting and the Meeting.......  19

  Exhibit A:  Fundamental Investment Restrictions Proposed to be Amended
                or Eliminated............................................. A-1

             FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
  ON BEHALF OF FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND PROXY STATEMENT

                             QUESTIONS AND ANSWERS

                           INFORMATION ABOUT VOTING

Who is asking for my vote?

   The Trustees of Franklin Templeton Variable Insurance Products Trust (Trust), in connection with the special shareholders' meeting (Meeting) of Franklin Global Communications Securities Fund (Fund), a series of the Trust, to be held February 7, 2002, have requested your vote on several matters.

Who is eligible to vote?

   Shareholders of record at the close of business on December 28, 2001 are entitled to vote at the Meeting or any adjourned meeting. Shareholders of Class 1 and Class 2 shares of the Fund will vote together as a single class. Separate accounts of certain insurance companies (Insurance Companies) are the only shareholders of the Fund. Each Insurance Company will vote its shares of the Fund based on voting instructions received from variable annuity contract and variable life insurance policy owners (collectively, the Contract Owners). This Proxy Statement will be used by the Insurance Companies in obtaining voting instructions from Contract Owners. The Notice of Meeting, the proxy (or voting instruction card), and the Proxy Statement are expected to be mailed to shareholders of record and Contract Owners on or about January 10, 2002.

   Shareholders. Each share is entitled to one vote and each fractional share is entitled to a fractional vote. Shares represented by duly executed proxies will be voted in accordance with the Insurance Company shareholders' instructions. If the proxy is signed by the Insurance Company shareholder, but no express voting instructions are given for a proposal, the proxy will be voted in accordance with the recommendations of the Board of Trustees (Trustees) of the Trust.

   Contract Owners. If a Contract Owner returns a properly executed voting instruction card with express voting instructions, the relevant Insurance Company will vote those shares in accordance with the Contract Owner's instructions. If a Contract Owner does not return the voting instruction card, the relevant Insurance Company will vote the shares of the Fund attributable to the Contract Owner in the same manner and in the same proportion as the shares of that Fund for which it has received instructions. If a Contract Owner returns the voting instruction card properly executed, but with no express voting instructions indicated on the card, the relevant Insurance Company will vote the shares in accordance with the Trustees' recommendations.

On what issues am I being asked to vote?

   You are being asked to vote on the following proposals:

      1. To amend certain of the Fund's fundamental investment restrictions;

      2. To eliminate certain of the Fund's fundamental investment restrictions; and

      3. To grant proxyholders authority to vote upon any other business that may properly come before the Meeting or any adjournments thereof.

What vote is required?

   Provided that a quorum is present, approval of Proposals 1 and 2, which would amend or eliminate the Fund's fundamental investment restrictions, require the affirmative vote of the lesser of: (i) more than 50% of the outstanding voting securities of the Trust; or (ii) 67% or more of the voting securities of the Trust present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy.

How do the Trustees recommend that I vote?

   The Trustees unanimously recommend that you vote:

      1. FOR the amendment of each of the Fund's fundamental investment restrictions proposed to be amended;

      2. FOR the elimination of each of the Fund's fundamental investment restrictions proposed to be eliminated; and

      3. FOR the proxyholders to vote, in their discretion, on any other business as may properly come before the Meeting or any adjournments thereof.

   The Trustees do not intend to bring any other business before the Meeting, and are not currently aware of any other business to be presented.

Can I revoke my voting instruction?

   Contract Owners may revoke their voting instructions at any time before the proxy is voted by: (1) forwarding a written revocation to the Secretary of the Trust, (2) forwarding to the Trust a later-dated proxy that is received by the Trust at or prior to the Meeting, or (3) attending the Meeting and instructing the Insurance Company in person.

                                 THE PROPOSALS

                      INTRODUCTION TO PROPOSALS 1 AND 2.

Why is the Fund amending or eliminating certain of its fundamental investment restrictions in favor of a standardized list of investment restrictions?

   The Fund is subject to certain investment restrictions which govern the Fund's investment activities. Under the Investment Company Act of 1940, as amended (1940 Act), certain investment restrictions are required to be fundamental, which means that they can only be changed by a shareholder vote. An investment company may designate additional restrictions that are fundamental, and it also may adopt non-fundamental restrictions, which may be changed by the Trustees without shareholder approval.

   After the Fund was formed in 1989, certain legal and regulatory requirements applicable to mutual funds changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 (NSMIA) and therefore are no longer applicable to mutual funds. As a result of NSMIA, the Fund currently is subject to fundamental investment restrictions that are either more restrictive than required under current law, or which are no longer required at all. Accordingly, the Trustees recommend that the Fund's shareholders approve the amendment or elimination of certain of the Fund's current fundamental investment restrictions. This will result in the Fund having a list of fundamental investment restrictions that are standardized with those of the other funds in the Trust as well as other Franklin Templeton funds.

   By both standardizing and reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Trustees believe that the Fund will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Trustees also believe that the investment adviser's ability to manage the Fund's assets in a changing investment environment will be enhanced. The proposed changes also will help the Fund in pursuing investment opportunities that are not limited as a result of fundamental policies that have become outdated or restrictive.

   The proposed standardized restrictions satisfy current federal regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. The proposed standardized changes will not affect the Fund's investment goals. Although the proposed changes in fundamental investment restrictions will provide the Fund greater flexibility to respond to future investment opportunities, the Trustees do not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in the Fund, nor will the changes materially affect the manner in which the Fund is managed.

   The Fund's existing investment restrictions, together with the recommended changes to, or elimination of, these restrictions, are detailed in Exhibit A, which is entitled Fundamental Investment Restrictions Proposed to be Amended or Eliminated. Shareholders are requested to vote on each Sub-Proposal in Proposal 1 separately.

PROPOSAL 1:  TO APPROVE AMENDMENTS TO CERTAIN OF THE FUND'S FUNDAMENTAL
             INVESTMENT RESTRICTIONS (this Proposal involves separate votes on Sub-Proposals 1a - 1f)

             Sub-Proposal 1a: To amend the Fund's fundamental investment restriction regarding diversification of investments.

   The 1940 Act prohibits a diversified investment company, like the Fund, from purchasing securities of any one issuer if, at the time of purchase, as to 75% of the fund's total assets, more than 5% of the fund's total assets would be invested in securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to these limitations. Under the 1940 Act, these 5% and 10% limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to the securities of other investment companies.

   While the 1940 Act excludes the securities of other investment companies and the U.S. government and its agencies and instrumentalities, the Fund's current restriction 1 does not include a carve-out for the securities of other investment companies. In addition, although the 1940 Act prohibits a fund from owning or holding more than 10% of the outstanding voting securities of an issuer, the Fund's current restriction 1 prohibits the Fund from holding more than 10% of any or all classes of the securities of an issuer. Since the Fund's restriction excludes a broader class of securities from the 10% limitation, it is more restrictive than the requirements of the 1940 Act.

What effect will standardization of the current investment diversification restriction have on the Fund?

   Amending the Fund's diversification policy would still be consistent with the definition of a diversified investment company under the 1940 Act, and would provide the Fund with greater investment flexibility. The proposed restriction is similar to the current restriction, but would help the Fund achieve the goal of standardizing the language of the investment restrictions among the Franklin Templeton funds. The most significant change in the proposed restriction is that it excludes from the 5% and 10% limitations the purchase of the securities of other investment companies. With this exclusion, the Fund would be able to invest cash held at the end of the day in money market funds or other short-term investments without regard to the 5% and 10% investment limitations. The Fund, together with Franklin Templeton funds, has obtained an exemptive order from the SEC (Cash Sweep Order) which permits the Franklin Templeton funds to invest their uninvested cash in one or more Franklin or Templeton money market funds. Amending the Fund's current restriction would permit the Fund to take advantage of the investment opportunities presented by the Cash Sweep Order, since the Cash Sweep Order contemplates relief from the 1940 Act restrictions relating to the permissible percentage of investments in other investment companies.

   In addition, the proposed investment restriction clarifies that the 5% and 10% limitations do not apply as to 25% of the Fund's total assets. Finally, the proposed restriction also clarifies that the Fund's 10% investment limitation excludes only an issuer's outstanding voting securities, rather than any or all classes of an issuer. However, it is not currently anticipated that adoption of the proposed restriction would materially change the way the Fund is managed.

             Sub-Proposal 1b:  To amend the Fund's fundamental investment restriction regarding borrowing.

   The 1940 Act requires investment companies to impose certain limitations on their borrowing activities. The limitations on borrowing are generally designed to protect shareholders and their investments by restricting a fund's ability to subject its assets to the claims of creditors who might have a claim to the fund's assets that would take precedence over the claims of shareholders. A fund's borrowing restriction must be fundamental. Under the 1940 Act, a fund may borrow from banks up to one-third of its total assets (including the amount borrowed). In addition, a fund may borrow up to 5% of its total assets for temporary purposes from any person. Funds typically borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities. This technique allows a fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

What effect will standardization of the current borrowing restriction have on the Fund?

   As described in the Fund's current investment restriction 2, the Fund is presently limited to borrowing up to 5% of total assets, except from banks for temporary or emergency purposes only. In addition, the current restriction does not specifically limit the Fund's overall ability to borrow up to the 33 1/3% allowed under current law. The proposed restriction would clarify that the Fund may borrow: (1) from banks to the extent permitted by the 1940 Act or any exemptions therefrom, and (2) from any person for temporary purposes; but (3) in any event all borrowings must not exceed 33 1/3% of total assets. The Fund's current restriction also states that the Fund may not borrow in excess of 5% for direct investment in securities. The 1940 Act limits on borrowing historically were interpreted to prohibit mutual funds from making additional investments in securities while borrowings exceeded 5% of total assets. However, such a 5% limit is not required under the 1940 Act and originated from informal regulatory positions. Accordingly, under the proposed restriction, the Fund would be permitted to make additional investments, even if borrowings exceed 5% of total assets.

   The proposed restriction also permits the Fund to borrow cash from affiliated investment companies. The Fund, together with other Franklin Templeton funds, has been granted an exemptive order from the SEC that would permit the Fund to borrow money from affiliated Franklin and Templeton funds (Interfund Borrowing and Lending Order). As discussed in Sub-Proposal 1c, the Interfund Borrowing and Lending Order also would permit the Fund to lend money to other Franklin and Templeton funds. The proposed restriction would permit the Fund, under certain circumstances, to borrow money from other Franklin and Templeton funds at rates which are more favorable than those which the Fund would receive if it borrowed from banks or other lenders.

   Finally, the proposed restriction also would help the Fund achieve the goal of standardizing the language of the investment restrictions among the Franklin Templeton funds. Standardization is expected to enable all Franklin and Templeton funds to operate more efficiently and to more easily monitor compliance with investment restrictions.

   Since the proposed borrowing restriction would provide the Fund with greater borrowing flexibility, the Fund may be subject to additional costs, as well as the risks inherent to borrowing, such as reduced total return.

             Sub-Proposal 1c:  To amend the Fund's fundamental investment restriction regarding lending.

   Under the 1940 Act, a fund's policy regarding lending must be fundamental. Certain investment techniques could, under certain circumstances, be considered to be loans. For example, if the Fund invests in debt securities, such investments might be considered to be loans from the Fund to the issuer of the debt securities. In order to ensure that the Fund may invest in certain debt securities or repurchase agreements, which could technically be characterized as the making of loans, the Fund's current fundamental restriction 3 specifically carves out such policies from its prohibitions. In addition, the Fund's fundamental policy explicitly permits the Fund to lend its portfolio securities. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to the Fund in connection with such a transaction is then invested to provide the Fund with additional income it might not otherwise have. Securities lending involves certain risks if the borrower fails to return the securities.

What effect will standardization of the current lending restriction have on the Fund?

   The proposed restriction would provide the Fund with greater lending flexibility. While the proposed restriction retains the carve-outs in the existing restriction, it also would permit the Fund to invest in loan participations and direct corporate loans which recently have become more common as investments for investment companies. The proposed restriction also would provide the Fund with additional flexibility to make loans to affiliated investment companies to the extent permitted by the Interfund Borrowing and Lending Order. The proposed restriction would permit the Fund, under certain conditions, to lend cash to other Franklin or Templeton funds at rates higher than those which the Fund would receive if the Fund loaned cash to financial institutions through short-term investments such as repurchase agreements. The Board anticipates that this additional flexibility to lend cash to affiliated investment companies would provide additional investment opportunities, and would enhance the Fund's ability to respond to changes in legal, market, industry or regulatory conditions.

   In addition, the proposed restriction would help the Fund achieve the goal of standardizing the language of the investment restrictions among the Franklin Templeton funds. It is not anticipated that adoption of the proposed restriction would involve any additional risk as the proposed restriction would not affect the way the Fund is currently managed.

             Sub-Proposal 1d:  To amend the Fund's fundamental investment restriction regarding underwriting.

   Under the 1940 Act, the Fund's policy concerning underwriting is required to be fundamental. Under the federal securities laws, a person or company generally is considered an underwriter if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer with the intention of re-selling the securities to the public. From time to time, a mutual fund may purchase a security for investment purposes which it later sells or redistributes to institutional investors or others under circumstances where the Fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws. For example, funds often purchase securities in private securities transactions where a resale could raise a question relating to whether or not the fund is technically acting as an underwriter. However, recent SEC interpretations clarify that re-sales of privately placed securities by institutional investors do not make the institutional investor an underwriter in these circumstances. The proposed restriction encompasses these SEC positions.

What effect will standardization of the current underwriting restriction have on the Fund?

   The proposed restriction is substantially similar to the Fund's current restriction 4. As with current restriction 4, the proposed restriction specifically permits the Fund to resell restricted securities in those instances where there may be a question as to whether the Fund is technically acting as an underwriter. The proposed underwriting restriction also clarifies that the Fund may sell its own shares without being deemed an underwriter. Under the 1940 Act, a mutual fund will not be considered an underwriter if it sells its own shares pursuant to a written distribution plan that complies with Rule 12b-1 of the 1940 Act.

   Furthermore, the new restriction would help the Fund achieve the goal of standardizing the language of the investment restrictions among the Franklin Templeton funds. It is not anticipated that adoption of the proposed restriction would involve any additional risk as the proposed restriction would not affect the way the Fund is currently managed.

             Sub-Proposal 1e:  To amend the Fund's fundamental investment restriction regarding issuing senior securities.

   Under the 1940 Act, the Fund must have an investment policy describing its ability to issue senior securities. A "senior security" is an obligation of a fund with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities in order to limit the use of leverage. In general, a fund uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later time.

   SEC staff interpretations allow a fund to engage in a number of types of transactions which might otherwise be considered to create senior securities or leverage, so long as the fund meets certain collateral requirements designed to protect shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). When engaging in such transactions, a fund must mark on its or its custodian bank's books, or set aside money or securities with its custodian bank to meet the SEC staff's collateralization requirements. This procedure effectively eliminates a fund's ability to engage in leverage for these types of transactions.

   One of the Fund's current fundamental investment restrictions relates to senior securities. This restriction prohibits the Fund from purchasing securities on margin and making short sales. Funds were originally required by the states to have fundamental restrictions regarding these transactions. These types of transactions also raise senior security issues under the federal securities laws. Adopting Sub-Proposal 1e would consolidate into one fundamental investment restriction: (1) a concise statement of the Fund's senior security restriction, as well as (2) the Fund's current fundamental restriction that addresses senior security issues. The part of the Fund's current restriction relating to the purchase of securities on margin is proposed to be eliminated in Proposal 2. The restriction on short sales, included in current investment restriction 9, would be carved out of the new senior securities restriction, as further described below.

What effect will standardization of the restriction regarding issuing senior securities have on the Fund?

   The proposed restriction would permit the Fund to engage in permissible types of leveraging transactions. The proposed restriction would permit the Fund to engage in options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions. The proposed restriction also would permit the Fund to make short sales as permitted under the 1940 Act, and any exemptions available under the 1940 Act. Essentially, the proposed restriction clarifies the Fund's ability to engage in those investment transactions (such as repurchase transactions) that, while appearing to raise senior security concerns, have been interpreted as not constituting the issuance of senior securities under the federal securities laws.

   Finally, the proposed investment restriction is designed to standardize the language regarding issuing senior securities among the Franklin Templeton funds. The Board does not anticipate that any additional risk to the Fund will occur if the Fund combines the current fundamental restriction into one, standardized, fundamental investment restriction regarding senior securities.

             Sub-Proposal 1f: To amend the Fund's fundamental investment restrictions regarding investments in commodities and real estate.

   Under the 1940 Act, a fund's restrictions regarding investments in commodities and real estate must be fundamental. The Fund presently has two separate investment restrictions, 10 and 11, which govern the Fund's ability to invest in commodities and real estate. The proposed standardized restriction would combine these two restrictions into one, as well as clarify the types of financial commodities and other instruments in which the Fund may invest.

What effect will standardization of the commodities and real estate restrictions have on the Fund?

   The proposed restriction would combine the limitations on investing in both commodities and real estate into one restriction.

      Commodities: The proposed investment restriction is designed to standardize the language of the commodities restriction among the Franklin Templeton funds. Generally, commodities are considered to be physical commodities such as wheat, cotton, rice and corn. However, futures contracts, including financial futures contracts such as those related to currencies, stock indices or interest rates, are also considered to be commodities.
   Funds typically invest in such contracts and options on contracts for hedging or other investment purposes. The proposed restriction clarifies that the Fund has the flexibility to invest in financial futures contracts and related options. The proposed restriction would permit investment in financial futures instruments for either investment or hedging purposes. Although the Fund has always had the ability to invest in options on securities and options on futures, it has not done so. The Fund does not intend to begin investing in financial futures contracts and related options. Therefore, it is not anticipated that the proposed restriction would involve any additional risk. Using financial futures instruments can involve substantial risks, and will be utilized only if the investment manager believes such risks are advisable.

      Real Estate: The proposed investment restriction is designed to standardize the language of the real estate restriction among the Franklin Templeton funds. The Fund's current restriction states that the Fund may not invest in real estate, but it specifically excludes first mortgage loans or other direct obligations secured by real estate from the restriction. Since an investment in first mortgage loans or other obligations secured by real estate would not be considered a direct investment in real estate, the proposed restriction would continue to permit such an investment. The proposed restriction would specifically reference the Fund's ability to purchase securities of real estate investment trusts (REITs) to the extent that an investment in REITs would otherwise meet the Fund's investment criteria. Investing in REITs has gained in popularity since the early 1990s, and the number of REITs available for investment also has increased dramatically. The Fund will continue to be prohibited from directly purchasing or selling real estate. It is not anticipated that the proposed restriction would involve any additional risk to the Fund as the Fund does not currently, and has not in the past, invested in real estate or REITs. Therefore, the proposed restriction will not affect the way the Fund is currently managed.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU APPROVE SUB-PROPOSALS
                                     1a-1f

PROPOSAL 2:  TO APPROVE THE ELIMINATION OF CERTAIN OF THE FUND'S FUNDAMENTAL
             INVESTMENT RESTRICTIONS

Which eight (8) fundamental investment restrictions is the Board recommending that the Fund eliminate?

   Several of the Fund's fundamental investment restrictions were originally drafted pursuant to state laws and regulations, which, due to NSMIA, are no longer in accordance with SEC staff positions because the positions have either changed or are no longer relevant to the Fund. Since NSMIA eliminated the states' ability to substantively regulate investment companies, the Fund is no longer legally required to include current restrictions 5, 6, 8, 9, 12, 13, 14 and 15 among its fundamental investment restrictions. Advisers has recommended, and the Board has determined, that all of these current fundamental investment restrictions should be eliminated.

   The exact wording of these eight restrictions (referred to in this Proposal 2 as the Restrictions) has been compiled in Exhibit A.

Illiquid and Restricted Securities

   The Fund's current restriction 5 limits the Fund's ability to invest in or purchase illiquid and restricted securities. Illiquid securities are securities which may not be readily sold within seven days at the price at which they are being accounted for. Similarly, restricted securities are subject to certain contractual or other restrictions on their resale. Restricted securities are often considered to be illiquid because their disposition is often difficult or requires more than seven days. The Board is recommending that this fundamental investment restriction be eliminated. This restriction arose out of an SEC staff position which is not required to be fundamental. In addition, there is currently no SEC requirement that a fund state a restricted securities policy.

   Under the current restriction, the Fund is prevented from investing more than 10% of its assets in securities which are illiquid. The current SEC position permits funds to invest up to 15% of their assets in illiquid or restricted securities. However, the Fund may not take advantage of this new SEC position because its existing policy relating to investments in illiquid securities is both fundamental and contains a lower percentage limitation. Eliminating this as a fundamental policy would enable the Fund to both take advantage of the current SEC position, and to respond to future SEC changes in this area without the delay and expense of a shareholder vote, thereby providing the Fund with additional investment flexibility. Although the Fund's policy relating to illiquid securities would no longer be fundamental, the Fund would continue to be subject to the SEC rules and regulations in this area.

   The Fund's current restriction 5 was adopted also because the states historically required a fund to include a restriction relating to restricted securities. In addition, most restricted securities were traditionally considered illiquid to the extent that they could not be sold within seven days. Therefore restricted securities raised liquidity concerns. However, current SEC rules have substantially increased the number of restricted securities that can now be considered liquid and, in addition, have given to Trustees the ability to determine, under specific guidelines, that a security is liquid. The most common form of liquid restricted securities would be Rule 144A securities. Elimination of this restriction would allow the Fund greater flexibility to invest in restricted securities.

   Elimination of this restriction should not have an impact on the day to day management of the Fund as the Fund does not currently intend to increase the percentages in which the Fund invests in either illiquid or restricted securities.

Control or Management

   The Fund's current fundamental investment restriction 6 limits the Fund's ability to invest for purposes of exercising control or management. This restriction was enacted in response to various state securities laws and is no longer required under NSMIA. Typically, if a fund acquires a large percentage of the securities of a single issuer, it will be deemed to have invested in such issuer for the purposes of exercising control or management. This restriction was intended to ensure that a mutual fund would not make investments in order to become engaged in the business of managing another company or to influence management.

   Eliminating this restriction will not have any impact on the day to day management of the Fund because the Fund has not in the past, and has no present intention, of investing in an issuer for the purposes of exercising control or management. Further, the goal of this restriction, namely to limit a fund's ability to control another issuer, is embodied in the 1940 Act diversification rule, which is proposed to be incorporated in the proposed investment restriction relating to diversification (described in Sub-Proposal 1a). The diversification restriction limits the Fund's ability to own more than a certain percentage of any one issuer, which acts to limit its ability to exercise control or management over another company.

Unseasoned Companies

   The Fund's current fundamental investment restriction 8 limits the Fund's ability to invest in companies which have a record of less than three years of continuous operations. Such relatively new companies are considered to be unseasoned companies. This restriction was originally included in response to the various state law requirements to which mutual funds were previously subject. This restriction was intended to ensure a fund's stability through its investment in companies with a proven track record. After NSMIA, however, this restriction was no longer required and has since provided particularly burdersome to the Fund in the application of its investment strategy. Since Congress passed the Telecommunications Act of 1996, the telecommunications industry has opened up to competition from new emerging companies. With the rapid rate of change in communications technology today, new telecommunications equipment companies with significant technologies have and can quickly become a force in the industry. The unseasoned companies restriction has prevented the Fund from taking advantage of many of these potentially attractive investment opportunities.

   Elimination of this restriction should not greatly alter the manner in which the Fund is managed or result in an increase in the level of investment risk associated with investment in the Fund.

Securities on Margin

   The Fund's current fundamental investment restriction 9 limits the Fund's ability to purchase securities on margin or sell securities short. This restriction was originally included in response to the various state law requirements which specifically required funds to have policies in this regard. As discussed earlier in the introduction, since NSMIA was enacted, the Fund is no longer required by state law to retain specific fundamental policies regarding these types of investment activities. The Fund's ability to sell securities short is addressed in the proposed restriction relating to issuing senior securities (described in Sub-Proposal 1e). Further, a fund's purchase of securities on margin would clearly be viewed as creating a senior security and would be prohibited under the 1940 Act and the Fund's proposed restriction as described in Sub-Proposal 1e. Thus, there remains no reason to specifically address purchasing securities on margin in a separate restriction. As a general matter, elimination of this fundamental restriction relating to purchasing securities on margin should not have an impact on the day to day management of the Fund, since the 1940 Act prohibitions on these types of transactions would continue to apply to the Fund.

Investment in Other Investment Companies

   The Fund's current investment restriction number 12 limits the Fund's ability to invest in other open-end investment companies except in connection with a merger, consolidation, acquisition or reorganization. This restriction, which is inconsistent with the 1940 Act provisions in this regard, was originally included in the Fund's fundamental investment restrictions in response to various state law requirements. Under NSMIA, however, the Fund is no longer legally required to retain such a policy as a fundamental restriction.

   Upon elimination of this restriction, the Fund would still remain subject to the 1940 Act restrictions (or any exemption from such restrictions) on a fund's ability to invest in other open-end funds. The 1940 Act restrictions state that a fund may not purchase more than 3% of another fund's total outstanding voting stock, commit more than 5% of its assets to the purchase of another fund's securities, or have more than 10% of its total assets invested in securities of all other funds.

   Elimination of this restriction should not have an impact on the day to day management of the Fund as the Fund does not intend to begin pursuing its investment objective through the purchase of other open-end investment company securities. Elimination of the restriction would, however, permit the Fund to invest cash held at the end of the day in money market funds. This would permit the Fund to take advantage of the investment opportunities presented by the Cash Sweep Order, since the Cash Sweep Order contemplates relief from the 1940 Act restrictions relating to the permissible percentage invested in other investment companies in certain limited circumstances.

Securities with Unlimited Liability

   The Fund's current fundamental investment restriction 13 limits the Fund's ability to invest in assessable securities or securities involving unlimited liability on the part of the Fund. This restriction was originally included in response to the various state law requirements to which mutual funds used to be subject. As discussed earlier in the introduction, under NSMIA the Fund is no longer required to retain a fundamental policy regarding investments in securities with unlimited liability.

   Elimination of this restriction should not have an impact on the day to day management of the Fund as the Fund has not previously, nor does it currently intend, to invest in securities with unlimited liability.

Management Ownership of Securities

   The Fund's current restriction 14 limits the Fund's ability to invest in securities issued by companies whose securities are owned in certain amounts by Trustees and officers of the Fund or its investment manager, Franklin Advisers, Inc. This policy originated many years ago with a now obsolete state securities law. As discussed earlier in the introduction, under NSMIA the Fund is no longer required to retain a fundamental policy regarding ownership of securities by officers and directors or Trustees.

   As a general matter, elimination of this fundamental restriction should not have an impact on the day to day management of the Fund, as the 1940 Act restrictions still apply to the Fund. These restrictions generally prohibit transactions between a fund and any affiliates or affiliates of affiliates, which include the Trustees and officers of a fund.

Tax Diversification for Variable Annuity Funds

   The Fund's current restriction 15 prohibits the Fund from investing in a manner which does not comply with the investment diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (Code).
Section 817(h) of the Code applies to investment companies, like the Fund, which are held by segregated asset accounts of one or more insurance companies, and which are only available to the public through the purchase of a variable contract. Under Section 817(h) of the Code and applicable Treasury regulations, the Fund will be adequately diversified for purposes of the Code, if: (i) no more than 55% of the value of the total assets of the Fund may be represented by any one investment, (ii) no more than 70% by any two investments, (iii) no more than 80% by any three investments, and (iv) no more than 90% by any four investments. The Fund seeks to maintain compliance with the diversification provisions set forth in the Code and the Treasury Regulations in order to take advantage of certain tax opportunities available to insurance funds. As discussed earlier in the introduction, under NSMIA the Fund is not required to retain a fundamental policy that it invest in a manner which is consistent with Section 817(h) of the Code.

   As a general matter, elimination of this fundamental restriction should not have an impact on the day-to-day management of the Fund since the restrictions of the Code and applicable Treasury Regulations will continue to apply to the Fund, and the Fund will continue to invest in a manner which complies with the diversification rules set forth in Section 817(h) of the Code and applicable Treasury Regulations.

Why are the Trustees recommending that the Restrictions be eliminated, and what effect will such elimination have on the Fund?

   The Trustees have determined that eliminating the Restrictions is consistent with the federal securities laws, and will conform the Fund's list of fundamental restrictions with standardized investment restrictions adopted by other Franklin Templeton funds. By both standardizing and reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Trustees believe that the Fund will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate.

   The Trustees believe that eliminating the Restrictions is in the best interest of the Fund's shareholders as it will provide the Fund with increased flexibility to pursue its investment goals.

What are the risks, if any, in eliminating the Restrictions?

   The Board does not anticipate that eliminating the Restrictions, individually or in the aggregate, will result in an increase in the level of investment risk associated with an investment in the Fund. Although the Fund's current Restrictions, as drafted, are no longer legally required, the Fund's ability to invest in these areas will continue to be subject to the limitations of the 1940 Act, any exemptive orders granted under the 1940 Act, and the Code. Further, the Fund has no current intention to greatly change its present investment practices as a result of eliminating these Restrictions.

                      THE TRUSTEES UNANIMOUSLY RECOMMEND
                         THAT YOU APPROVE PROPOSAL 2.

PROPOSAL 3: OTHER BUSINESS

   The Trustees do not intend to bring any matters before the Meeting other than Proposals 1 and 2 and are not aware of any other matters to be brought before the Meeting by others. If any other matters do properly come before the Meeting, the persons named in the proxy will use their best judgment in voting on such matters.

INFORMATION ABOUT THE TRUST AND THE FUND

   The Trust was organized as a Massachusetts business trust on April 26, 1988 and is registered under the 1940 Act as an open-end diversified investment management company. The Trust currently has twenty-seven (27) series (each, a Series). Shares of each Series are generally sold only to insurance company separate accounts to serve as the investment vehicle for certain variable annuity and life insurance contracts.

   The Investment Manager. Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, serves as the Fund's investment manager. Advisers is wholly owned by Franklin Resources, Inc. (Resources). Resources is a publicly owned company engaged in various aspects of the financial industry through its subsidiaries.

   The Trust Administrator. Under an agreement with Advisers, Franklin Templeton Services, LLC (FT Services), One Franklin Parkway, San Mateo, California 94403-1906, provides certain administrative services and facilities for the Trust. FT Services is a wholly owned subsidiary of Resources, and is an affiliate of Advisers and of the Trust's principal underwriter.

   The Underwriter. The underwriter for the Trust is Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, California 94403-1906.

   The Transfer Agent. The transfer agent, registrar and dividend disbursement agent for the Trust is Franklin Templeton Investor Services, LLC, One Franklin Parkway, San Mateo, California 94403-1906.

   The Custodian. The Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Trust's securities and other assets.

   Reports to Shareholders and Financial Statements. The Trust's last audited financial statements and annual report, for the fiscal year ended December 31, 2000, and its semi-annual report dated June 30, 2001, are available free of charge. To obtain a copy, please call 1-800/321-8563 or forward a written request to Franklin Templeton Investor Services, LLC, One Franklin Parkway, San Mateo, California 94403-1906.

Principal Shareholders.

   As of December 28, 2001, the Fund had 38,715,053.776 shares outstanding and total net assets of $267,490,093.27. To the knowledge of the Fund's management, as of December 28, 2001, the following were beneficial owners of the issued and outstanding shares of the Fund:

                                                         Percent
                                        Number of shares of class
Name and address of beneficial owner         owned        owned
------------------------------------    ---------------- --------
Allianz Life Insurance                   Class 1:
Company of North America (Allianz Life)  35,401,096.527     92%
1750 Hennepin Avenue                     Class 2:
Minneapolis, Minnesota 55403-2195        43,599.680         95%

Preferred Life Insurance                 Class 1:
Company of New York (Preferred Life)     3,268,288.193       8%
152 West 57th Street, 18th Floor         Class 2:
New York, New York 10019                 2,069.376           5%

   The Insurance Companies will exercise voting rights attributable to the shares held by them in accordance with voting instructions received from their Contract Owners. To this extent, the Insurance Companies do not exercise control over the Trust or the Fund by virtue of the voting rights arising from their record ownership of Fund shares.

   Except for the foregoing, there were no other entities holding of record more than 5% of the Trust's outstanding shares. In addition, to the knowledge of the Trust's management, as of December 28, 2001, no Trustee of the Trust owned 1% or more of the outstanding shares of the Trust, and the Officers and Trustees of the Trust owned, as a group, less than 1% of the outstanding shares of the Trust.

              ADDITIONAL INFORMATION ABOUT VOTING AND THE MEETING

   Solicitation of Proxies. In addition to soliciting by mail, the Trustees and the employees of the Insurance Companies and Resources and its affiliates may solicit voting instructions from Contract Owners in person or by telephone. The cost of soliciting these proxies will be borne by the Fund. The Trust does not reimburse Trustees, officers, or regular employees and agents involved in the solicitation of proxies.

   Quorum. Forty percent (40%) of the shares entitled to vote shall constitute a quorum at the Meeting. Shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining the presence of a quorum.

   Methods of Counting the Votes. The inspector of election will count the total number of votes cast for approval of each of the proposals for the purposes of determining whether sufficient affirmative votes have been cast. Abstentions will be included for purposes of determining whether a quorum is present at the Meeting, and will not be counted for purposes of determining whether the matters to be voted upon at the Meeting have been approved, and will have the effect of a negative vote on a proposal.

   The Insurance Companies holding the shares of the Funds have agreed to vote their shares in proportion to and in the manner instructed by Contract Owners. If a Contract Owner gives no instructions by not returning the voting instruction card, the Insurance Company will vote the shares in the same proportion as shares of that Fund for which it has received instructions. If a Contract Owner returns a signed voting instruction card, but does not indicate specific instructions, the shares will be voted in accordance with the Trustees' recommendations.

   Other Matters and Discretion of Attorneys Named in the Proxy. The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Trust's offices, One Franklin Parkway, San Mateo, California 94403-1906, so they are received within a reasonable time before any such meeting. No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the proxy card will vote on such matters according to their best judgment in the interests of the Trust.

                               By order of the Board of Trustees,

                               Murray L. Simpson
                               Secretary

Dated: January 10, 2002
San Mateo, California

                                   EXHIBIT A

                 FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED
                          TO BE AMENDED OR ELIMINATED

Proposal or                                                                                Proposed Fundamental
Sub-Proposal     Restriction              Current Fundamental Restriction                       Restriction
------------     -----------              -------------------------------              -----------------------------
     1a      Diversification 1. With respect to 75% of its total assets, purchase the  1.1 Purchase the securities securities of any one issuer (other than cash, cash items of any one issuer (other than
                             and obligations of the U.S. government) if immediately    theU.S. government or any of
                             thereafter, and as a result of the purchase, the Fund     its agencies or
                             would (a) have more than 5% of the value of its total     instrumentalitiesor
                             assets invested in the securities of such issuer or (b)   securities of other
                             hold more than 10% of any or all classes of the           investment companies) if
                             securities of any one issuer.                             immediatelyafter such
                                                                                       investment (a) more than 5%
                                                                                       of the value of theFund's
                                                                                       total assets would be
                                                                                       invested in such issuer or
                                                                                       (b)more than 10% of the
                                                                                       outstanding voting securities
                                                                                       of suchissuer would be owned
                                                                                       by the Fund, except that up
                                                                                       to 25%of the value of the
                                                                                       Fund's total assets may be
                                                                                       investedwithout regard to
                                                                                       such 5% and 10% limitations.

     1b      Borrowing       2. Borrow money in an amount in excess of 5% of the       2.4 Borrow money, except that
                             value of its total assets, except from banks for          the Fund may borrow moneyfrom
                             temporary or emergency purposes, and not for direct       banks to the extent permitted
                             investment in securities.                                 by the 1940 Act, or
                                                                                       anyexemptions therefrom which
                                                                                       may be granted by the SEC,
                                                                                       orfrom any person for
                                                                                       temporary or emergency
                                                                                       purposes andthen in an amount
                                                                                       not exceeding 33 1/3% of the
                                                                                       value of theFund's total
                                                                                       assets (including the amount
                                                                                       borrowed).

     1c      Lending         3. Lend its assets, except through the purchase or        3.1 Make loans to other
                             acquisition of bonds, debentures or other debt            persons except (a) through
                             securities of any type customarily purchased by           thelending of its portfolio
                             institutional investors, or through loans of portfolio    securities (b) through the
                             securities, or to the extent the entry into a repurchase  purchase ofdebt securities,
                             agreement may be deemed a loan.                           loan participations and/or
                                                                                       engaging in directcorporate
                                                                                       loans in accordance with its
                                                                                       investment objectivesand
                                                                                       policies, and (c) to the
                                                                                       extent the entry into a
                                                                                       repurchaseagreement is deemed
                                                                                       to be a loan. The Fund may
                                                                                       also makeloans to affiliated
                                                                                       investment companies to the
                                                                                       extentpermitted by the 1940
                                                                                       Act or any exemptions
                                                                                       therefromwhich may be granted
                                                                                       by the SEC.

Proposal or                                                                                        Proposed Fundamental
Sub-Proposal         Restriction                Current Fundamental Restriction                         Restriction
------------         -----------                -------------------------------                    --------------------
   1d        Underwriting        4. Underwrite securities of other issuers except as noted in  4.1 Act as an underwriter
                                 number 6 below and except insofar as a Fund may be            except to the extent the Fund
                                 technically deemed an underwriter under the federal           maybe deemed to be an
                                 securities laws in connection with the disposition of         underwriter when disposing of
                                 portfolio securities.                                         securitiesit owns or when
                                                                                               selling its own shares.

   2         Restricted/Illiquid 5. Invest more than 10% of its assets in illiquid securities  Proposed to be Eliminated
             Securities          which include securities with legal or contractual
                                 restrictions on resale, illiquid securities which at the time of acquisition could be disposed of publicly by the Funds
                                 only after registration under the Securities Act of 1933,
                                 repurchase agreements of more than seven days duration,
                                 over-the-counter options and assets used to cover such
                                 options, and other securities which are not readily
                                 marketable.

   2         Control or          6. Invest in securities for the purpose of exercising         Proposed to be Eliminated.
             Management          management or control of the issuer.

   2         Unseasoned          8. Invest in companies which have a record of less than       Proposed to be Eliminated.
             Companies           three years of continuous operation, including the
                                 operations of any predecessor companies.

   1e, 2     Senior Securities   9. Maintain a margin account with a securities dealer or      18. Issue securities senior
                                 effect short sales.                                           to the Fund's presently
                                                                                               authorizedshares of
                                                                                               beneficial interest, except
                                                                                               that this restriction
                                                                                               shallnot be deemed to
                                                                                               prohibit the Fund from (a)
                                                                                               making anypermitted
                                                                                               borrowings, loans, mortgages
                                                                                               or pledges, (b)entering into
                                                                                               options, futures contracts,
                                                                                               forward contracts,repurchase
                                                                                               transactions, or reverse
                                                                                               repurchase transactions,
                                                                                               or(c) making short sales of
                                                                                               securities to the extent
                                                                                               permitted bythe 1940 Act and
                                                                                               any rule or order thereunder,
                                                                                               or SEC staffinterpretations
                                                                                               thereof.*

 *Please note: the portion of the current investment restriction 9 as it relates to the Fund's ability to purchase securities on margin is being proposed to be eliminated.

Proposal or                                                                                             Proposed Fundamental
Sub-Proposal          Restriction                  Current Fundamental Restriction                           Restriction
------------          -----------                  -------------------------------                      --------------------

     1f      Commodities          10. Invest in commodities or commodity pools. Securities or       10.3 Purchase or sell real
                                  other instruments backed by commodities are not considered        estate and com.modities,
                                  commodities or commodity contracts for the purpose of this        except thatthe Fund may
                                  restriction.                                                      purchase or sell securities
                                                                                                    of real estateinvestment
                                                                                                    trusts, may purchase or sell
                                                                                                    currencies, may enterinto
                                                                                                    futures contracts on
                                                                                                    securities, currencies, and
                                                                                                    otherindices or any other
                                                                                                    financial instruments, and
                                                                                                    may purchaseand sell options
                                                                                                    on such futures contracts.
     1f      Real Estate          11. Invest directly in real estate. First mortgage loans or other 10.3 Purchase or sell real
                                  direct obligations secured by real estate are not considered      estate and commodities,
                                  real estate for purposes of this restriction.                     except thatthe Fund may
                                                                                                    purchase or sell securities
                                                                                                    of real estateinvestment
                                                                                                    trusts, may purchase or sell
                                                                                                    currencies, may enterinto
                                                                                                    futures contracts on
                                                                                                    securities, currencies, and
                                                                                                    otherindices or any other
                                                                                                    financial instruments, and
                                                                                                    may purchaseand sell options
                                                                                                    on such futures contracts.

     2       Investment in other  12. Invest in the securities of other open-end investment         Proposed to be Eliminated.
             Investment           companies (except that securities of another open-end
             Companies            investment company may be acquired pursuant to a plan of
                                  reorganization, merger, consolidation or acquisition).

     2       Securities with      13. Invest in assessable securities or securities involving       Proposed to be Eliminated.
             Unlimited Liability  unlimited liability on the part of the Fund.

     2       Ownership by         14. Purchase or retain any security if any officer, director or   Proposed to be Eliminated.
             officers and         security holder of the issuer is at the same time an officer, directors (trustees) trustee or employee of the Trust or of the Fund's Manager and such person owns beneficially more than one-half of 1% of
                                  the securities and all such persons owning more than one-half of 1% own more than 5% of the outstanding securities of the issuer.

     2       Tax Diversification  15. Invest its assets in a manner which does not comply with      Proposed to be Eliminated.
             for Variable         the investment diversification requirements of Section 817(h)
             Annuity Funds        of the Code.

VOTING INSTRUCTION CARD
FRANKLIN GLOBAL COMMUNICATIONS
SECURITY FUND
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Special Meeting of Shareholders To Be Held On February 7, 2002 THESE VOTING INSTRUCTIONS ARE REQUESTED BY THE ABOVE-NAMED INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OFPROXIES BY THE TRUSTEES OF FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ON BEHALF OF ITS SERIES FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND (THE FUND). This Voting Instruction Card, if properly executed, will be voted by your insurance company in the manner directed by you. If this voting instruction card is executed and no direction is made, this voting instruction card will be voted FOR proposals 1 and 2 and, in the discretion of the insurance company, upon such other business as may properly come before the special meeting of shareholders (the Meeting). By signing below, I instruct the insurance company to vote the shares of the Fund related to my contract at the Meeting to be held at One Franklin Parkway, San Mateo, California 94403-1906, at 10:00 a.m. Pacific time, February 7, 2002, and any adjournment of the Meeting as indicated on the reverse side.

Date:                            , 2002

Signature(s) If a contract is held jointly, each contract owner should sign. If only one signs, it will be binding. If a contract owner is a business entity, please indicate the title of the person signing. FGCS-ALLIANZ




Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. 1. To approve amendments to certain of the Fund's fundamental investment restrictions, as described more fully in the proxy statement (includes six (6) Sub-Proposals)

        FOR    AGAINST    ABSTAIN

Sub-Proposal 1.a: Diversification of investments
Sub-Proposal 1.b: Borrowing
Sub-Proposal 1.c: Lending
Sub-Proposal 1.d: Underwriting
Sub-Proposal 1.e: Issuing senior securities
Sub-Proposal 1.f: Real estate and commodities

2. To approve the elimination of certain of the Fund's fundamental investment restrictions, as described in the proxy statement. GRANT WITHHOLD ABSTAIN

3. To vote upon any other business which may be legally presented at the Meeting or any adjournment thereof.

PLEASE BE SURE TO DATE AND SIGN YOUR VOTING INSTRUCTION ON THE REVERSE SIDE
GCS-VI

VOTING INSTRUCTION CARD

FRANKLIN GLOBAL COMMUNICATIONS
SECURITY FUND

PREFERRED LIFE INSURANCE COMPANY OF NEW YORK

Special Meeting of Shareholders To Be Held OnFebruary 7, 2002 THESE VOTING INSTRUCTIONS ARE REQUESTED BY THE ABOVE-NAMED INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OFPROXIES BY THE TRUSTEES OF FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ON BEHALF OF ITS SERIES FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND (THE FUND). This Voting Instruction Card, if properly executed, will be voted by your insurance company in the manner directed by you. If this voting instruction card is executed and no direction is made, this voting instruction card will be voted FOR proposals 1 and 2 and, in the discretion of the insurance company, upon such other business as may properly come before the special meeting of shareholders (the Meeting). By signing below, I instruct the insurance company to vote the shares of the Fund related to my contract at the Meeting to be held at One Franklin Parkway, San Mateo, California 94403-1906, at 10:00 a.m. Pacific time, February 7, 2002, and any adjournment of the Meeting as indicated on the reverse side. Date: , 2002

Signature(s) If a contract is held jointly, each contract owner should sign. If only one signs, it will be binding. If a contract owner is a business entity, please indicate the title of the person signing. FGCS-PREFERRED




Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

1. To approve amendments to certain of the Fund's fundamental investment restrictions, as described more fully in the proxy statement (includes six (6) Sub-Proposals)

       FOR    AGAINST    ABSTAIN
Sub-Proposal 1.a: Diversification of investments
Sub-Proposal 1.b: Borrowing
Sub-Proposal 1.c: Lending
Sub-Proposal 1.d: Underwriting
Sub-Proposal 1.e: Issuing senior securities
Sub-Proposal 1.f: Real estate and commodities

2. To approve the elimination of certain of the Fund's fundamental investment restrictions, as described in the proxy statement. GRANT WITHHOLD ABSTAIN

3. To vote upon any other business which may be legally presented at the Meeting or any adjournment thereof.

PLEASE BE SURE TO DATE AND SIGN YOUR VOTING INSTRUCTION ON THE REVERSE SIDE
GCS-VI



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PROXY CARD
Franklin Global Communications Securities Fund
Special Meeting of Shareholders
To Be Held On February 7, 2002
By signing and dating the lower portion of this card you authorize the proxies to vote your shares as marked on the reverse side. This proxy is solicited by the Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the Trust), on behalf of its series, Franklin Global Communications Securities Fund (the Fund). The undersigned appoints Murray L. Simpson, Harmon E. Burns, Karen L. Skidmore and Bruce Leto, with full power of substitution, to vote all the shares of the Fund attributable to him or her at the special meeting of shareholders (Meeting) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m. Pacific time on February 7, 2002, or an adjournment of the Meeting as indicated on the reverse side of this card.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS VOTING FOR PROPOSALS 1 AND 2 AND GRANTING AUTHORITY TO THE PROXY HOLDERS TO VOTE ON ANY OTHER BUSINESS WHICH MAY BE LEGALLY PRESENTED AT THE MEETING OR ANY ADJOURNMENT THEREOF.

Date:                          , 2002
SIGNATURE

PLEASE DATE, SIGN AND RETURN THIS AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE
PROMPTLY.   GCS-P



Please fill in box(es)as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. 1. To approve amendments to certain of the Fund's fundamental investment restrictions, as described more fully in the proxy statement (includes six (6) Sub-Proposals)

  FOR   AGAINST    ABSTAIN
Sub-Proposal 1.a: Diversification of investments
Sub-Proposal  1.b: Borrowing
Sub-Proposal  1.c:  Lending
Sub-Proposal  1.d: Underwriting
Sub-Proposal  1.e:  Issuing senior securities
Sub-Proposal  1.f: Real estate and commodities

2. To approve the elimination of certain of the Fund's fundamental investment restrictions, as described in the proxy statement.

GRANT   WITHHOLD   ABSTAIN

To vote upon any other business which may be legally presented at the Meeting or any adjournment thereof.

  GCS-P